                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Leap Wireless International, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

      (a) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2004                              /s/ S. Douglas Hutcheson
                                                    ----------------------------
                                                    S. Douglas Hutcheson
                                                    Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Leap Wireless International, Inc. and will be retained by Leap Wireless International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.